                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 15, 2002


I.    RECONCILIATION OF COLLECTION ACCOUNT:

         End of Period Collection Account Balance as of Prior Payment Date:                                               433,386.26
         Available Funds:
               Contract Payments due and received in this period                                                        4,332,013.69
               Contract Payments due in prior period(s) and received in this period                                       376,798.15
               Contract Payments received in this period for next period                                                  102,296.27
               Sales, Use and Property Tax, Maintenance, Late Charges                                                     123,097.27
               Prepayment Amounts related to early termination in this period                                             705,577.25
               Servicer Advance                                                                                           394,705.83
               Proceeds received from recoveries on previously Defaulted Contracts                                              0.00
               Transfer from Reserve Account                                                                                3,892.80
               Interest earned on Collection Account                                                                        8,704.90
               Interest earned on Affiliated Account                                                                          283.72
               Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                      0.00
               Amounts paid per Contribution and Servicing Agreement Section 7.01
                  (Substituted contract < Predecessor contract)                                                                 0.00
               Amounts paid under insurance policies                                                                            0.00
               Any other amounts                                                                                                0.00

                                                                                                                     ---------------
         Total Available Funds                                                                                          6,480,756.14
         Less: Amounts to be Retained in Collection Account                                                               448,489.91
                                                                                                                     ---------------
         AMOUNT TO BE DISTRIBUTED                                                                                       6,032,266.23
                                                                                                                     ===============


         DISTRIBUTION OF FUNDS:

               1. To Trustee -  Fees                                                                                            0.00
               2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                              376,798.15
               3. To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)

                     a) Class A1 Principal and Interest                                                                         0.00
                     a) Class A2 Principal (distributed after A1 Note matures) and Interest                                     0.00
                     a) Class A3 Principal (distributed after A2 Note matures) and Interest                             4,180,402.00
                     a) Class A4 Principal (distributed after A3 Note matures) and Interest                               619,968.75
                     b) Class B Principal and Interest                                                                     81,856.09
                     c) Class C Principal and Interest                                                                    164,051.91
                     d) Class D Principal and Interest                                                                    110,434.34
                     e) Class E Principal and Interest                                                                    144,545.82

               4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                       0.00
               5. To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                     a) Residual Interest (Provided no Restricting or Amortization Event in effect)                        30,373.48
                     b) Residual Principal (Provided no Restricting or Amortization Event in effect)                      137,858.23
                     c)  Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)             3,892.80
               6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts              132,085.89
               7. To Servicer, Servicing Fee and other Servicing Compensations                                             49,998.77
                                                                                                                     ---------------
         TOTAL FUNDS DISTRIBUTED                                                                                        6,032,266.23
                                                                                                                     ===============

                                                                                                                     ---------------
         End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds
            (if any)}                                                                                                     448,489.91
                                                                                                                     ===============

II.   RESERVE ACCOUNT

Beginning Balance                                                                                                    $  2,925,289.09
         - Add Investment Earnings                                                                                          3,892.80
         - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                       0.00
         - Less Distribution to Certificate Account                                                                         3,892.80
                                                                                                                     ---------------
End of period balance                                                                                                $  2,925,289.09
                                                                                                                     ===============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                           $  2,925,289.09
                                                                                                                     ===============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 15, 2002


III.  CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                  Pool A                                                                             88,117,713.95
                  Pool B                                                                             29,212,302.08
                                                                                                   ---------------
                                                                                                                      117,330,016.03

Class A Overdue Interest, if any                                                                              0.00
Class A Monthly Interest - Pool A                                                                       568,172.16
Class A Monthly Interest - Pool B                                                                       188,357.32

Class A Overdue Principal, if any                                                                             0.00
Class A Monthly Principal - Pool A                                                                    2,912,888.57
Class A Monthly Principal - Pool B                                                                    1,130,952.70
                                                                                                   ---------------
                                                                                                                        4,043,841.27

Ending Principal Balance of the Class A Notes
                  Pool A                                                                             85,204,825.38
                  Pool B                                                                             28,081,349.38
                                                                                                   ---------------   ---------------
                                                                                                                      113,286,174.76
                                                                                                                     ===============

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000        Ending Principal
Original Face $257,425,000     Original Face $257,425,000       Balance Factor
$         2.938835             $                15.708813             44.007449%
--------------------------------------------------------------------------------

IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                  Class A1                                                                                    0.00
                  Class A2                                                                                    0.00
                  Class A3                                                                           21,705,016.03
                  Class A4                                                                           95,625,000.00
                                                                                                   ---------------

Class A Monthly Interest                                                                                              117,330,016.03
                  Class A1 (Actual Number Days/360)                                                           0.00
                  Class A2                                                                                    0.00
                  Class A3                                                                              136,560.73
                  Class A4                                                                              619,968.75
                                                                                                   ---------------

Class A Monthly Principal
                  Class A1                                                                                    0.00
                  Class A2                                                                                    0.00
                  Class A3                                                                            4,043,841.27
                  Class A4                                                                                    0.00
                                                                                                   ---------------
                                                                                                                        4,043,841.27

Ending Principal Balance of the Class A Notes
                  Class A1                                                                                    0.00
                  Class A2                                                                                    0.00
                  Class A3                                                                           17,661,174.76
                  Class A4                                                                           95,625,000.00
                                                                                                   ---------------   ---------------
                                                                                                                      113,286,174.76
                                                                                                                     ===============

Class A3

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000        Ending Principal
Original Face $83,000,000      Original Face $83,000,000        Balance Factor
$         1.645310             $               48.720979              21.278524%
--------------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 15, 2002


V.    CLASS B NOTE PRINCIPAL BALANCE

         Beginning Principal Balance of the Class B Notes
                               Pool A                                                                 1,501,366.34
                               Pool B                                                                   497,650.95
                                                                                                   ---------------
                                                                                                                        1,999,017.29

         Class B Overdue Interest, if any                                                                     0.00
         Class B Monthly Interest - Pool A                                                                9,708.84
         Class B Monthly Interest - Pool B                                                                3,218.14
         Class B Overdue Principal, if any                                                                    0.00
         Class B Monthly Principal - Pool A                                                              49,651.51
         Class B Monthly Principal - Pool B                                                              19,277.60
                                                                                                   ---------------
                                                                                                                           68,929.11

         Ending Principal Balance of the Class B Notes
                               Pool A                                                                 1,451,714.83
                               Pool B                                                                   478,373.35
                                                                                                   ---------------   ---------------
                                                                                                                        1,930,088.18
                                                                                                                     ===============

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000        Ending Principal
Original Face $4,387,000       Original Face $4,387,000         Balance Factor
$         2.946656             $               15.712129              43.995628%
--------------------------------------------------------------------------------

VI.   CLASS C NOTE PRINCIPAL BALANCE

         Beginning Principal Balance of the Class C Notes
                               Pool A                                                                 3,003,423.90
                               Pool B                                                                   995,610.76
                                                                                                   ---------------
                                                                                                                        3,999,034.66

         Class C Overdue Interest, if any                                                                     0.00
         Class C Monthly Interest - Pool A                                                               19,672.43
         Class C Monthly Interest - Pool B                                                                6,521.25
         Class C Overdue Principal, if any                                                                    0.00
         Class C Monthly Principal - Pool A                                                              99,303.02
         Class C Monthly Principal - Pool B                                                              38,555.21
                                                                                                   ---------------
                                                                                                                          137,858.23

         Ending Principal Balance of the Class C Notes
                               Pool A                                                                 2,904,120.88
                               Pool B                                                                   957,055.55
                                                                                                   ---------------   ---------------
                                                                                                                        3,861,176.43
                                                                                                                     ===============

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000        Ending Principal
Original Face $8,775,000       Original Face $8,775,000         Balance Factor
$         2.985035             $               15.710340              44.002011%
--------------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 15, 2002

VII.  CLASS D NOTE PRINCIPAL BALANCE

         Beginning Principal Balance of the Class D Notes
                               Pool A                                                                 2,002,282.58
                               Pool B                                                                   663,740.52
                                                                                                   ---------------
                                                                                                                        2,666,023.10

         Class D Overdue Interest, if any                                                                     0.00
         Class D Monthly Interest - Pool A                                                               13,915.86
         Class D Monthly Interest - Pool B                                                                4,613.00
         Class D Overdue Principal, if any                                                                    0.00
         Class D Monthly Principal - Pool A                                                              66,202.01
         Class D Monthly Principal - Pool B                                                              25,703.47
                                                                                                   ---------------
                                                                                                                           91,905.48

         Ending Principal Balance of the Class D Notes
                               Pool A                                                                 1,936,080.57
                               Pool B                                                                   638,037.05
                                                                                                   ---------------   ---------------
                                                                                                                        2,574,117.62
                                                                                                                     ===============

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000        Ending Principal
Original Face $5,850,000       Original Face $5,850,000         Balance Factor
$         3.167326             $               15.710338              44.002011%
--------------------------------------------------------------------------------

VIII. CLASS E NOTE PRINCIPAL BALANCE

         Beginning Principal Balance of the Class E Notes
                               Pool A                                                                 2,503,198.87
                               Pool B                                                                   829,830.05
                                                                                                   ---------------
                                                                                                                        3,333,028.92

         Class E Overdue Interest, if any                                                                     0.00
         Class E Monthly Interest - Pool A                                                               22,278.47
         Class E Monthly Interest - Pool B                                                                7,385.49
         Class E Overdue Principal, if any                                                                    0.00
         Class E Monthly Principal - Pool A                                                              82,752.52
         Class E Monthly Principal - Pool B                                                              32,129.34
                                                                                                   ---------------
                                                                                                                          114,881.86

         Ending Principal Balance of the Class E Notes
                               Pool A                                                                 2,420,446.35
                               Pool B                                                                   797,700.71
                                                                                                   ---------------   ---------------
                                                                                                                        3,218,147.06
                                                                                                                     ===============

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000        Ending Principal
Original Face $7,313,000       Original Face $7,313,000         Balance Factor
$         4.056333             $               15.709266              44.005840%
--------------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 15, 2002

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

         Beginning Residual Principal Balance
                               Pool A                                                                 3,006,126.09
                               Pool B                                                                   996,818.00
                                                                                                   ---------------
                                                                                                                        4,002,944.09

         Residual Interest - Pool A                                                                      22,800.99
         Residual Interest - Pool B                                                                       7,572.49
         Residual Principal - Pool A                                                                     99,303.02
         Residual Principal - Pool B                                                                     38,555.21
                                                                                                   ---------------
                                                                                                                          137,858.23

         Ending Residual Principal Balance
                               Pool A                                                                 2,906,823.07
                               Pool B                                                                   958,262.79
                                                                                                   ---------------   ---------------
                                                                                                                        3,865,085.86
                                                                                                                     ===============


X.    PAYMENT TO SERVICER

         - Collection period Servicer Fee                                                                                  49,998.77
         - Servicer Advances reimbursement                                                                                376,798.15
         - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                                132,085.89
                                                                                                                     ---------------
         Total amounts due to Servicer                                                                                    558,882.81
                                                                                                                     ===============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 15, 2002


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            beginning of the related Collection Period                                                                100,134,111.69

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
            Collection Period                                                                                                   0.00

         Decline in Aggregate Discounted Contract Balance                                                               3,310,100.65
                                                                                                                     ---------------
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            ending of the related Collection Period                                                                    96,824,011.04
                                                                                                                     ===============

         Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments  and Servicer Advances                           2,664,230.53

            - Principal portion of Prepayment Amounts                                                   645,870.12

            - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02               0.00

            - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
               Contracts during the Collection Period                                                         0.00

            - Aggregate Discounted Contract Balance of Substitute Contracts added during
               Collection Period                                                                              0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
               during Collection Period                                                                       0.00

                                                                                                   ---------------
                               Total Decline in Aggregate Discounted Contract Balance                 3,310,100.65
                                                                                                   ===============


POOL B

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            beginning of the related Collection Period                                                                 33,195,952.36

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
            Collection Period                                                                                                   0.00

         Decline in Aggregate Discounted Contract Balance                                                               1,285,173.53
                                                                                                                     ---------------
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            ending of the related Collection Period                                                                    31,910,778.83
                                                                                                                     ===============

         Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments  and Servicer Advances                           1,230,323.56

            - Principal portion of Prepayment Amounts                                                    54,849.97

            - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02               0.00

            - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
               Contracts during the Collection Period                                                         0.00

            - Aggregate Discounted Contract Balance of Substitute Contracts added during
               Collection Period                                                                              0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
               during Collection Period                                                                       0.00
                                                                                                   ---------------
                               Total Decline in Aggregate Discounted Contract Balance                 1,285,173.53
                                                                                                   ===============

                                                                                                                     ---------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                     128,734,789.87
                                                                                                                     ===============


                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 15, 2002

XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

         POOL A                                                                                                   Predecessor
                                                                       Discounted                  Predecessor    Discounted
         Lease #         Lessee Name                                   Present Value               Lease #        Present Value
         -------------------------------------------------             -------------               -----------    -----------------
         3155-007        RADNET MANAGEMENT, INC.                       $  188,552.08               1231-033         $  1,243,525.87
         3155-008        RADNET MANAGEMENT, INC.                       $  535,706.60               1572-033         $    878,621.70
         3205-002        FOUNTAIN AND PHOENIX DIAGNOSTIC               $3,111,829.21               2421-001         $  1,711,098.71
         3307-002        OPEN MRI OHIO 2 VENTURES, LLC                 $  767,314.06               1046-501         $    639,976.34
         3330-004        OPEN MRI TEXAS VENTURES, LLC                  $  756,617.60               1100-503         $    659,108.62
                                                                                                   1912-002         $    107,797.25






                                                                       -------------                              -----------------
                                                          Totals:      $5,360,019.55                                $  5,240,128.49

         a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                   $  5,240,128.49
         b) ADCB OF POOL A AT CLOSING DATE                                                                          $202,195,615.75
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                      2.59%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                               $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                                $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                               YES       NO  X
                                                                   ---      ---

         POOL B                                                                                                   Predecessor
                                                                       Discounted                  Predecessor    Discounted
         Lease #         Lessee Name                                   Present Value               Lease #        Present Value
         -------------------------------------------------             -------------               -----------    -----------------
         3305-001        OPEN MRI IOWA VENTURES, LLC                   $1,004,680.88               1047-501          $    77,392.98
                                                                                                   1100-504          $    93,947.73
                                                                                                   1344-026          $    17,225.68
                                                                                                   1344-029          $    63,104.76
                                                                                                   1344-030          $     2,292.14
                                                                                                   1347-010          $     5,382.42
                                                                                                   1347-011          $   202,500.53
                                                                                                   1347-012          $   194,679.35
                                                                                                   1791-008          $    10,844.23
                                                                                                   1791-010          $    60,297.19
                                                                                                   1791-011          $     9,057.14
                                                                                                   1791-012          $     9,708.25
                                                                                                   2097-004          $    44,783.62
                                                                                                   2454-001          $    80,861.15
                                                                                                   2454-003          $    86,291.63
                                                                                                   1101-524          $    27,639.26
                                                                       -------------                              -----------------
                                                          Totals:      $1,004,680.88                                 $   986,008.06


         a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                    $   986,008.06
         b) ADCB OF POOL B AT CLOSING DATE                                                                           $90,333,293.68
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                        1.09%

       * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                               $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                                $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                               YES       NO  X
                                                                   ---      ---

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 15, 2002

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

         POOL A - NON-PERFORMING                                                                                  Predecessor
                                                                       Discounted                  Predecessor    Discounted
         Lease #     Lessee Name                                       Present Value               Lease #        Present Value
         -------------------------------------------------             -------------               -----------    -----------------
         2841-002    MEDICAL IMAGING CO., INC.                         $  980,724.35               2207-005         $  1,326,497.89
         2908-001    ALASE, L.L.C.                                     $  131,731.36
         2002476-2   ASHLAND AREA COMMUNITY HOSPITAL INC.              $  169,739.33
                     CASH                                              $   44,302.85
         1999-004    NAVIX DIAGNOSTIX, INC.                            $2,985,811.62               1881-005         $  2,387,877.73
         3155-007    RADNET MANAGEMENT, INC.                           $  335,553.30               4284-402         $    335,553.30
         1504-013    SIGNATURE MEDICAL                                 $1,221,375.67               2557-001         $  1,323,430.38
                     CASH                                              $  102,054.71



                                                                       -------------                              -----------------
                                                          Totals:      $5,971,293.19                                $  5,373,359.30

         a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                               5,373,359.30
         b) ADCB OF POOL A AT CLOSING DATE                                                                          $202,195,615.75
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                      2.66%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                               $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                                $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                               YES       NO  X
                                                                   ---      ---

         POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                            Predecessor
                                                                       Discounted                  Predecessor    Discounted
         Lease #     Lessee Name                                       Present Value               Lease #        Present Value
         -------------------------------------------------             -------------               -----------    -----------------
         1679-002    OPENSIDED MRI OF ST. LOUIS, L.L.C.                  $506,250.32               2207-004          $   611,746.22
         1218-020    MEDICAL SERVICES OF AMERICA                         $200,642.43








                                                                       -------------                              -----------------
                                                          Totals:        $706,892.75                                 $   611,746.22

         a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                $   611,746.22
         b) ADCB OF POOL B AT CLOSING DATE                                                                           $90,333,293.68
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                      0.68%

       * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                               $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                                $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                               YES       NO  X
                                                                   ---      ---

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 15, 2002


XV.   POOL PERFORMANCE MEASUREMENTS

1.                    AGGREGATE DISCOUNTED CONTRACT BALANCE

         CONTRACTS DELINQUENT > 90 DAYS                         TOTAL OUTSTANDING CONTRACTS
         This Month                          7,848,494.73       This Month                      128,734,789.87
         1 Month Prior                       8,687,127.01       1 Month Prior                   133,330,064.05
         2 Months Prior                      7,374,049.45       2 Months Prior                  145,259,345.00

         Total                              23,909,671.19       Total                           407,324,198.92

         a) 3 MONTH AVERAGE                  7,969,890.40       b) 3 MONTH AVERAGE              135,774,732.97

         c) a/b                                      5.87%

2.       Does a Delinquency Condition Exist (1c > 6% )?                                            Yes               No      X
                                                                                                       -----------      -----------

3.       Restricting Event Check

         A. A Delinquency Condition exists for current period?                                     Yes               No      X
                                                                                                       -----------      -----------
         B. An Indenture Event of Default has occurred and is then continuing?                     Yes               No      X
                                                                                                       -----------      -----------

4.       Has a Servicer Event of Default occurred?                                                 Yes               No      X
                                                                                                       -----------      -----------


5.       Amortization Event Check

         A. Is 1c  > 8% ?                                                                          Yes               No      X
                                                                                                       -----------      -----------
         B. Bankruptcy, insolvency, reorganization; default/violation of any
              covenant or obligation not remedied within 90 days?                                  Yes               No      X
                                                                                                       -----------      -----------
         C. As of any Determination date, the sum of all defaulted contracts since
              the Closing date exceeds 6% of the ADCB on the Closing Date?                         Yes               No      X
                                                                                                       -----------      -----------


6.       Aggregate Discounted Contract Balance at Closing Date                                     Balance $ 270,243,724.70
                                                                                                           ----------------

         DELINQUENT LEASE SUMMARY

               Days Past Due          Current Pool Balance          # Leases
               -------------          --------------------          --------

                     31 - 60                  1,907,437.02                34
                     61 - 90                  2,217,946.74                14
                    91 - 180                  7,848,494.73                29


         Approved By:
         Matthew E. Goldenberg
         Vice President
         Structured Finance and Securitization